Summary Prospectus and Prospectus Supplement

American Century® Focused Dynamic Growth ETF
Summary Prospectus and Prospectus dated January 1, 2025

Focused Dynamic Growth Fund
Summary Prospectus and Prospectus dated December 1, 2025

Supplement dated March 7, 2026

Henry He, CFA, Vice President and Portfolio Manager, will no longer serve as portfolio manager for the funds effective March 31, 2026.

The following entry is added for Yeon Hee Oh in the Portfolio Managers section effective March 15, 2026:

Yeon Hee Oh, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2022.

The following entry is added for Yeon Hee Oh in The Fund Management Team section effective March 15, 2026:

Yeon Hee Oh
Ms. Oh, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining the advisor in 2022. She joined American Century Investments as a senior investment analyst, and became a portfolio manager in 2026. She has a bachelor’s degree in economics from Barnard College and a master’s degree in business administration from New York University.

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